UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2010

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 3, 2010, James P. Torgerson, President and Chief Executive Officer, and Richard J. Nicholas, Executive Vice President and Chief Financial Officer, of UIL Holdings will give a presentation in New York, New York at the J. P. Morgan SMid Cap Conference.  A copy of the Registrant's presentation is attached hereto as Exhibit 99.1.

The presentation contains items previously not disclosed in reports filed by the Registrant with the Securities and Exchange Commission.  These items relate to the Registrant’s subsidiaries, The United Illuminating Company (UI) and Southern Connecticut Gas (SCG), Connecticut Natural Gas (CNG) and Berkshire Gas Company (Berkshire and collectively with SCG and CNG, the Gas Companies).  These items are (1) an update on the acquisition of the Gas Companies, (2) an updated gas distribution capital expenditure forecast, (3)  New England East-West Solution investment update, (4) updated completion percentages for the GenConn Middletown peaking generation plant and (5) GenConn rate base update.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Measures

UIL Holdings believes earnings per share (EPS) information as presented in its earnings guidance in the attached presentation is useful in understanding the earnings expectations for the business, as a whole.  The amounts presented in the earnings guidance show the EPS for each of UIL Holdings’ lines of business.  EPS is calculated by dividing the projected 2010 net income for each line of business by the projected average number of shares of UIL Holdings common stock outstanding for 2010.   Total consolidated EPS is a GAAP-basis presentation.

Additional non-GAAP financial measures that UIL Holdings believes provide useful information regarding the company’s financial condition and results of operations include Earnings Before Interest Expense, Income Tax, Depreciation and Amortization (EBITDA), Adjusted EBITDA and Adjusted Net Income. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures are available in the Appendix of the attached presentation.

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, Southern Connecticut Gas, Connecticut Natural Gas and Berkshire Gas Company.  Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of Southern Connecticut Gas, Connecticut Natural Gas and Berkshire Gas Company include, but are not limited to the possibility that the expected benefits will not be realized, or will not be realized within the expected time period.  The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Presentation slides for JP Morgan SMid Cap Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 12/2/10	By /s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller

Exhibit Index

Exhibit	Description

99.1	Presentation slides for JP Morgan SMid Cap Conference